UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 23, 2017

SM Energy Company
(Exact name of registrant as specified in its charter)

Delaware	001-31539	41-0518430
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1775 Sherman Street, Suite 1200, Denver, Colorado (Address of principal executive offices)	80203 (Zip Code)

Registrant's telephone number, including area code: (303) 861-8140

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                    ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 23, 2017, SM Energy Company (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders elected all of the incumbent directors that stood for reelection, and approved the four additional proposals described below. Each director was elected by a majority vote. The directors elected and the final vote tabulation for each director were as follows:

Director	For	Against	Abstain	Non-Votes
Larry W. Bickle	76,881,212	1,194,737	400,952	9,174,879
Stephen R. Brand	78,138,733	294,982	43,186	9,174,879
Loren M. Leiker	78,320,343	110,847	45,711	9,174,879
Javan D. Ottoson	77,955,118	479,619	42,164	9,174,879
Ramiro G. Peru	78,242,258	167,460	67,183	9,174,879
Julio M. Quintana	77,701,037	712,256	63,608	9,174,879
Rose M. Robeson	78,289,970	115,827	71,104	9,174,879
William D. Sullivan	77,545,178	891,826	39,897	9,174,879
The Company’s stockholders approved the proposal to ratify the appointment by the Company’s Audit Committee of Ernst & Young LLP, as the Company’s independent registered public accounting firm for 2017. The final vote tabulation for that proposal was as follows:

For	87,152,305
Against	408,858
Abstain	90,617
The Company’s stockholders approved, by a non-binding advisory vote, the proposal regarding the compensation of the Company’s named executive officers. The final vote tabulation for that proposal was as follows:

For	77,856,733
Against	533,017
Abstain	87,151
Non-Votes	9,174,879
The Company’s stockholders selected, by a non-binding advisory vote, one year as the frequency for future advisory votes regarding the compensation of the Company’s named executive officers. The final vote tabulation for that proposal was as follows:

One Year	70,088,971
Two Years	32,586
Three Years	8,292,704
Abstain	62,640
Non-Votes	9,174,879
The Company’s stockholders approved the proposal regarding the amendment of the Company’s Employee Stock Purchase Plan. The final vote tabulation for that proposal was as follows:

For	77,944,789
Against	298,349
Abstain	233,763
Non-Votes	9,174,879

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM ENERGY COMPANY

Date:	May 25, 2017	By:	/s/ DAVID W. COPELAND
David W. Copeland
Executive Vice President, General Counsel and Corporate Secretary